                                  SCHEDULE 14A

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                     EXCHANGE ACT OF 1934 (AMENDMENT NO.  )

     Filed by the registrant [X]

     Filed by a party other than the registrant [ ]

     Check the appropriate box:

     [ ] Preliminary proxy statement.       [ ] Confidential, for use of the
                                                Commission only (as permitted by
                                                Rule 14a-6(e)(2)).

     [X] Definitive proxy statement.

     [ ] Definitive additional materials.

     [ ] Soliciting material pursuant to Section 240.14a-12

                           Southside Bancshares, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement if Other Than the Registrant)

Payment of filing fee (check the appropriate box):

     [X] No fee required.

     [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
         0-11.

     (1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

     (2) Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------

     (4) Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------

     (5) Total fee paid:

--------------------------------------------------------------------------------

     [ ] Fee paid previously with preliminary materials.
--------------------------------------------------------------------------------

     [ ] Check box if any part of the fee is offset as provided by Exchange Act
         Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount Previously Paid:

--------------------------------------------------------------------------------

     (2) Form, Schedule or Registration Statement No.:

--------------------------------------------------------------------------------

     (3) Filing Party:

--------------------------------------------------------------------------------

     (4) Date Filed:

--------------------------------------------------------------------------------

                           SOUTHSIDE BANCSHARES, INC.
                            1201 South Beckham Avenue
                               Tyler, Texas 75701





                                 March 18, 2004





Dear Shareholders:


         You are cordially invited to attend the Annual Meeting of Shareholders of Southside Bancshares, Inc., which will be held at Willow Brook Country Club, 3205 West Erwin Street, Tyler, Texas on April 15, 2004, at 4:00 p.m. Matters to be considered at the meeting include:


         1. Election of four directors to serve until the 2007 Annual Shareholders' Meeting.

         2. Transaction of other business that may properly come before the meeting or any adjournments.


         Your attendance and vote are important and you are encouraged to vote by completing the enclosed proxy card and returning it in the envelope provided. Shareholders of record for our common stock at the close of business on March 9, 2004 are entitled to vote at the meeting.

         Management will also report on operations and other matters affecting the Company, as well as respond to your questions. After the meeting, our officers, directors and the Company's independent auditors will be available to visit with you.


Sincerely yours,

/s/ B.G. Hartley
----------------------
B. G. Hartley
Chairman of the Board

                           SOUTHSIDE BANCSHARES, INC.
                            1201 South Beckham Avenue
                               Tyler, Texas 75701



                                     NOTICE
                                       OF
                         ANNUAL MEETING OF SHAREHOLDERS
                                   TO BE HELD
                                 APRIL 15, 2004


         THE ANNUAL MEETING OF SHAREHOLDERS OF SOUTHSIDE BANCSHARES, INC. WILL BE HELD AT WILLOW BROOK COUNTRY CLUB, 3205 WEST ERWIN STREET, TYLER, TEXAS, ON APRIL 15, 2004 AT 4:00 P.M., LOCAL TIME, TO CONSIDER AND VOTE UPON THE FOLLOWING
MATTERS:


         1. To elect four directors to serve until the 2007 Annual Shareholders' Meeting.

         2. To transact other business that may properly come before the meeting or any adjournments.


         Only shareholders of common stock registered on the Company's books as owners of shares at the close of business on March 9, 2004 are entitled to vote at the meeting.

         Please date, sign, and return the enclosed proxy immediately in the envelope provided. It is important that you sign and return the proxy, even though you actually plan to attend the meeting in person. You may revoke the proxy at any time before the proxy is exercised by giving written notice to the Secretary of the Company or by advising the Secretary at the meeting.


                                         By Order of the Board of Directors

                                               /s/ B.G. Hartley
                                    --------------------------------------------
                                                   B. G. Hartley
                                               Chairman of the Board

Tyler, Texas
March 18, 2004


WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, IT IS REQUESTED THAT THE ENCLOSED FORM OF PROXY BE PROPERLY EXECUTED AND PROMPTLY RETURNED TO COMPUTERSHARE TRUST COMPANY, INC., TRANSFER AGENT, IN THE ENCLOSED ADDRESSED ENVELOPE.

                           SOUTHSIDE BANCSHARES, INC.
                            1201 South Beckham Avenue
                               Tyler, Texas 75701



                                 PROXY STATEMENT

                                     FOR THE

                         ANNUAL MEETING OF SHAREHOLDERS

                            TO BE HELD APRIL 15, 2004



TO OUR SHAREHOLDERS:

This Proxy Statement is being furnished to shareholders of common stock of Southside Bancshares, Inc. (the "Company") in connection with the Annual Meeting of Shareholders of common stock (the "Annual Meeting") to be held on April 15, 2004, at the time and place and for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders of Common Stock, and at any adjournments thereof. This Proxy Statement and applicable form of proxy are first being sent to the shareholders of common stock of the Company on or about March 18, 2004.


                              REVOCABILITY OF PROXY

IF YOUR PROXY IS EXECUTED AND RETURNED, IT WILL BE VOTED AS YOU DIRECT. IF NO DIRECTION IS PROVIDED, THE PROXY WILL BE VOTED FOR THE ELECTION OF DIRECTORS AND THE PROXIES WILL USE THEIR DISCRETION WITH RESPECT TO VOTING ON ANY OTHER MATTERS PRESENTED FOR VOTE. ADDITIONALLY, IF YOUR PROXY IS EXECUTED AND RETURNED, IT WILL BE VOTED TO APPROVE THE MINUTES OF THE LAST ANNUAL MEETING. THIS VOTE WILL NOT AMOUNT TO A RATIFICATION OF THE ACTION TAKEN AT THAT MEETING NOR WILL IT INDICATE APPROVAL OR DISAPPROVAL OF THAT ACTION. YOUR PROXY MAY BE REVOKED BY NOTICE IN WRITING, TO THE SECRETARY OF THE COMPANY AT ITS PRINCIPAL OFFICE AT ANY TIME, OR BY ADVISING THE SECRETARY AT THE ANNUAL MEETING THAT YOU WISH TO REVOKE YOUR PROXY AND VOTE YOUR SHARES IN PERSON. YOUR ATTENDANCE AT THE ANNUAL MEETING WILL NOT CONSTITUTE AUTOMATIC REVOCATION OF THE PROXY.


                         PERSONS MAKING THE SOLICITATION

The Board of Directors is soliciting the proxy. The cost of soliciting your proxy will be borne entirely by the Company and no other person or persons will bear such costs either directly or indirectly. In addition to the use of the mail, proxies may be solicited by personal interview, telephone and telegram by officers and employees of the Company without additional compensation.

                      OUTSTANDING SHARES AND VOTING RIGHTS

The close of business on March 9, 2004 has been fixed as the record date for determining the shareholders of common stock of the Company entitled to notice of and to vote at the Annual Meeting. Holders of common stock are entitled to one vote per share. In the election of four directors to serve until the 2007 Annual Meeting, the nominees receiving the highest number of votes will be elected. For all other matters, a majority of votes cast shall decide each matter submitted to the shareholders at the meeting. Abstentions and broker non-votes are each included in the determination of the number of shares present for determining a quorum. Abstentions will be included in vote totals and, as such, will have the same effect on proposals other than the election of directors as a negative vote. Broker non-votes (i.e. the submission of a proxy by a broker or nominee specifically indicating the lack of discretionary authority to vote on the matter), if any, will not be included in vote totals and, as such, will have no effect on any proposal. At the close of business on February 27, 2004, there were approximately 10,402,485 shares of common stock outstanding and eligible to be voted on each matter.

                              CERTAIN SHAREHOLDERS

The Company knows of no person or entity that is a beneficial owner of more than 5% of the outstanding common stock of the Company as of December 31, 2003.

                         INDEPENDENT PUBLIC ACCOUNTANTS

PricewaterhouseCoopers LLP ("PWC") served as the Company's independent public accountants for the fiscal year ended December 31, 2003 and is serving in such capacity for the current fiscal year. The Audit Committee makes the appointment of independent public accountants annually. The decision of the Audit Committee is based on both the audit scope and estimated audit fees. Representatives of PWC are expected to be present at the Annual Meeting and will have the opportunity to make a statement if they desire to do so and to respond to appropriate questions of shareholders.

                              ELECTION OF DIRECTORS
                                  (PROPOSAL 1)

Three classes of directors, two of which are comprised of four directors and one that is comprised of three directors, for a total of eleven (11) directors, constitute the full Board of Directors. One class of directors is elected each year for a three-year term.

The four nominees identified below are nominees for election at the Annual Meeting for a three-year term expiring at the 2007 Annual Shareholders Meeting. All of the nominees and continuing directors are currently directors of the Company and Southside Bank (a wholly owned subsidiary).

Unless otherwise instructed, proxies received in response to this solicitation will be voted in favor of the election of the persons nominated by management for directors of the Company. While it is not expected that any of the nominees will be unable to qualify or accept office, if for any reason one or more shall be unable to do so, the proxies will be voted for the substitute nominee(s) selected by the Board of Directors of the Company. The address for each of the directors and named executive officers is 1201 South Beckham Avenue, Tyler, Texas 75701.


                                                                                                   SHARES       PERCENT
                                                                                    INITIAL     BENEFICIALLY       OF
NOMINEES FOR DIRECTORS -                                                            ELECTION       OWNED         CLASS
TERMS TO EXPIRE AT THE 2007 ANNUAL MEETING                                          TO BOARD   (12-31-03) (1)  (12-31-03)
------------------------------------------------------------------------------     ----------- --------------- ----------
FRED E. BOSWORTH (85) - Mr. Bosworth was Chairman of the Board of Bosworth &          1983        131,164        1.3%
Associates, Inc., an independent insurance agency, from 1975 until his                              (2)
retirement in November 1997 and presently serves as Honorary Chairman. He has been associated with the insurance industry in various capacities since 1935.

B. G. HARTLEY (74) - Mr. Hartley became Chairman of the Board of the Company          1982        226,410        2.2%
in 1983, having previously served as President.  He is also Chairman of the                         (3)
Board and Chief Executive Officer of Southside Bank, having served as
Southside Bank's Chief Executive Officer since its opening in 1960.  He is a current member of the Administrative Counsel of the American Bankers
Association Government Relations Committee, a former member of the ABA Board of Directors and past Chairman of the ABA National BankPac Committee, a member of the Board of Directors of East Texas Medical Center Regional
Healthcare Systems and past Chairman of Texas Taxpayers and Research
Association.  He is also a member of the Development Boards of the
University of Texas at Tyler and the University of Texas Health Center at
Tyler, Trustee of the R. W. Fair Foundation and Chairman of the Texas
Bankers General Agency, Inc., Austin, Texas.

PAUL W. POWELL (70) - Mr. Powell serves as the Dean of the Truett                     1999         12,324          *
Theological Seminary at Baylor University.  For the past six years he has served on the Board of Directors of the Robert M. Rogers Foundation and has
also served as Chairman of the Board of Trinity Mother Frances Health
System.  In addition, he served as Chairman and Chief Executive Officer of the Southern Baptist Annuity Board and was also pastor of Green Acres
Baptist Church, Tyler.

ALTON CADE (67) - Mr. Cade has been the co-owner and President of Cade's              2003         27,157          *
Building Materials since 1975.  He has been the President and co-owner of                           (4)
Cochise Company, Inc., a real estate and investment company since 1960.  In addition, he is the managing partner of a family ranch and investment company.  He has served as an Elder/Trustee of the Glenwood Church of Christ since 1977.

                                                                                                   SHARES       PERCENT
                                                                                    INITIAL     BENEFICIALLY      OF
                                                                                    ELECTION       OWNED         CLASS
DIRECTORS CONTINUING UNTIL THE 2005 ANNUAL MEETING                                  TO BOARD   (12-31-03) (1)  (12-31-03)
------------------------------------------------------------------------------     ----------- --------------- ----------
ROLLINS CALDWELL (82) - Mr. Caldwell is a private investor who served as              1990         48,272          *
President of Caldwell Welding Supply Corporation for 37 years.  He is currently involved in real estate leasing.

SAM DAWSON (56) - Mr. Dawson is President and Secretary of the Company,               1997        147,803        1.4%
having served in that capacity since 1998.  He joined Southside Bank in 1974                        (5)
and is currently President and Chief Operating Officer of Southside Bank. He
is a director of East Texas Medical Center Hospital, Cancer Institute and
ETMC Rehabilitation Hospital.  He also serves as a director of the Camp
Tyler Foundation and Tyler Junior College Foundation.

WILLIAM SHEEHY (63) - Mr. Sheehy has been a partner in the law firm of                1983         60,322          *
Wilson, Sheehy, Knowles, Robertson and Cornelius since 1971, and a                                  (6)
practicing attorney since 1964.  Mr. Sheehy serves as Southside Bank's outside general counsel and is a former director of the Texas Association of
Bank Counsel.

DIRECTORS CONTINUING UNTIL THE 2006 ANNUAL MEETING

HERBERT C. BUIE (73) - Mr. Buie has been Chief Executive Officer of Tyler             1988        368,430        3.6%
Packing Corporation, Inc., a meat-processing firm, since 1955.  He serves on                        (7)
the Boards of Directors of the University of Texas Health Center at Tyler,
the Development Board of Directors of the University of Texas at Tyler, the East
Texas Regional Food Bank, the Salvation Army, Tyler Economic Development
Council, Texas Chest Foundation and East Texas Communities Foundation.

ROBBIE N. EDMONSON (71) - Mr. Edmonson is Vice Chairman of the Company,               1982        113,352        1.1%
having served in that capacity since 1998.  He joined Southside Bank as Vice                        (8)
President in 1968 and currently is Vice Chairman of the Board of Directors of Southside Bank.

MICHAEL D. GOLLOB (70) - Mr. Gollob is a CPA.  He is founder and officer of           1999         77,678          *
the certified public accounting firm of Gollob, Morgan, Peddy & Co., P.C.                           (9)
organizing the firm in 1982.  He also serves on the Texas Prepaid Higher
Education Tuition Board.

JOE NORTON (67) - Mr. Norton has been the owner of W. D. Norton, Inc., dba            1988        138,283        1.3%
Overhead Door, since 1988.  He also owns Norton Equipment Corporation and is                        (10)
a general partner in Norton Leasing Ltd., LLP.  Mr. Norton served as
President and was a principal shareholder of Norton Companies of Texas, Inc.
for 25 years.

NAMED EXECUTIVE OFFICERS

JERYL STORY (52) - Mr. Story is Executive Vice President of the Company and           N/A         136,101        1.3%
Senior Executive Vice President and a director of Southside Bank. He joined                         (11)
Southside Bank in 1979 and is responsible for all lending functions of the Bank.

LEE GIBSON (47) - Mr. Gibson is Executive Vice President and Chief Financial          N/A          55,474          *
Officer of the Company and Southside Bank.  He is also a director of                                (12)
Southside Bank.  He joined Southside Bank in 1984 and in addition to being the Chief Financial Officer is responsible for management of the Bank's investment portfolio and asset liability management.  He is a member of the
Board of Directors of the Federal Home Loan Bank of Dallas and also serves on the Executive Board of the East Texas Area Council of Boy Scouts.

                                                                                                ---------       -----
ALL DIRECTORS, NOMINEES AND EXECUTIVE OFFICERS OF THE COMPANY AS A GROUP
(13 PERSONS).                                                                                   1,542,770       14.3%


----------
* LESS THAN 1% USING 10,358,880 SHARES AS OF 12-31-03 (TREASURY SHARES EXCLUDED)

1) Unless otherwise indicated, each person has sole voting and investment power with respect to the shares of common stock set forth opposite his name. In addition, share beneficially owned includes stock acquirable by exercise of stock options exercisable within 60 days of the record date.

2) Mr. Bosworth has sole voting and investment power with respect to 65,583 shares, individually, and holds a life estate in 65,581 shares.

3) Mr. Hartley has sole voting and investment power with respect to 88,285 shares. He also has sole voting power, but not investment power, with respect to 12,895 shares owned in the Company's ESOP Plan, in which he is 100% vested. Also included in the total are 16,541 shares owned by Mr. Hartley's wife (2,273 of those shares are owned in the Company's ESOP Plan) all of which Mr. Hartley disclaims beneficial interest. Mr. Hartley has 108,689 shares subject to incentive stock options that are exercisable within 60 days of the record date.

4) Mr. Cade has joint voting and investment power with his wife with respect to 13,332 shares and also owns 13,825 shares as President of Cochise Company, Inc.

5) Mr. Dawson holds sole voting and investment power with respect to 30,556 shares and has sole voting power, but not investment power, with respect to 7,081 shares owned in the Company's ESOP Plan, in which he is 100% vested. Also included in the total are 108,397 shares subject to incentive stock options that are exercisable within 60 days of the record date. Mr. Dawson's wife owns 1,769 shares, of which he disclaims all beneficial interest, but these shares are included in the total.

6) Mr. Sheehy has sole voting and investment power with respect to 50,878 shares owned individually. Mr. Sheehy also owns 9,444 shares in an individual retirement account and has sole voting and investment power in these shares.

7) Mr. Buie has sole voting and investment power with respect to 336,982 shares owned individually. Mr. Buie owns 19,011 shares in individual retirement accounts and has sole voting and investment power in these shares. Also included in the total are 8,134 shares owned by Mr. Buie's wife, 2,247 shares owned by Mrs. Buie as trustee for their son and 2,056 shares owned by Mrs. Buie as trustee for their daughter. Mr. Buie disclaims beneficial ownership of these 12,437 shares.

8) Mr. Edmonson has sole voting and investment power with respect to 51,045 shares and has voting power, but not investment power, with respect to 9,607 shares, owned in the Company's ESOP Plan, in which he is 100% vested. Also included in the total are 52,700 shares subject to incentive stock options that are exercisable within 60 days of the record date.

9) Mr. Gollob has sole voting and investment power with respect to 61,547 shares owned individually. Mr. Gollob also owns 15,540 shares in an individual retirement account and has sole voting and investment power in these shares. His wife has 591 shares in an individual retirement account and Mr. Gollob disclaims beneficial interest in these shares, which are included in the total.

10) Mr. Norton has sole voting and investment power with respect to 135,252 shares and is custodian for his granddaughter for 3,031 shares, of which he disclaims all beneficial interest.

11) Mr. Story owns 30,265 shares and has sole voting and investment power for these shares. In addition, he has joint voting and investment power with his wife with respect to 60 shares and sole voting, but not investment power, with respect to 7,184 shares owned in the Company's ESOP plan, in which he is 100% vested. Also included in the total are 98,592 shares subject to incentive stock options that are exercisable within 60 days of the record date.

12) Mr. Gibson has sole voting power, but not investment power, with respect to 6,490 shares owned in the Company's ESOP plan, in which he is 100% vested. In addition, he holds 100 shares as custodian for his daughter and 74 shares as custodian for his son. Mr. Gibson disclaims all beneficial interest in these 174 shares. Also included in the total are 48,810 shares subject to incentive stock options that are exercisable within 60 days of the record date.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION OF EACH OF THE INDIVIDUALS NOMINATED FOR ELECTION AS A DIRECTOR.

                              CORPORATE GOVERNANCE

The Board of Directors of the Company met eighteen times during the fiscal year. All directors were present for at least 75% of the meetings of the Board. Each director of the Company also serves as a director of Southside Bank.

The Company has also adopted a procedure by which shareholders may send communications as defined within Item 7(h) of Schedule 14A under the Exchange Act to one or more members of the Board of Directors by writing to such director(s) or to the whole Board of Directors in care of the Corporate Secretary, Southside Bancshares, Inc., 1201 South Beckham Avenue, Tyler, Texas 75701. Any such communications will be promptly distributed by the Secretary to such individual director(s) or to all directors if addressed to the whole Board of Directors.

The Board of Directors of the Company has only four standing committees (the Incentive Stock Option Committee,

Nominating Committee, Compensation Committee and the Audit Committee), but its wholly owned subsidiary, Southside Bank, has several standing committees to assist the Board of Directors of Southside Bank and the Company in the discharge of their respective responsibilities. The purpose and composition of these committees with respect to persons who are directors of the Company and Southside Bank are as follows:

AUDIT COMMITTEE OF SOUTHSIDE BANCSHARES, INC.

The Audit Committee of the Board of Directors consists of five non-employee directors as named below. Each member of the Audit Committee is an independent director as defined by the current NASDAQ listing standards and the Company's own standards. In addition, the Nominating Committee of the Board of Directors has unanimously determined that Mr. Gollob, a certified public accountant and officer of Gollob, Morgan, Peddy & Co., P. C., qualifies as an "audit committee financial expert". The Nominating Committee of the Board of Directors has unanimously determined that all Audit Committee members are financially literate under the current NASDAQ listing standards.

The Committee is primarily responsible for oversight of the Company's financial statements and controls, assessing and ensuring the independence, qualifications, and performances of the independent auditor, approving the independent auditor services and fees and reviewing and approving the annual audited financial statements for the Company before issuance, subject to Board of Directors approval. The Committee also monitors the internal audit function, internal accounting procedures and assures compliance with all appropriate statutes. No members of the Audit Committee received any compensation from the Company during the last fiscal year other than directors' fees. The Committee met seventeen times during 2003.

AUDIT COMMITTEE CHARTER

The Board of Directors has adopted a formal written "Charter" which outlines the purpose of the Audit Committee, delineates the membership requirements and addresses the key responsibilities of the Committee. A copy of the Audit Committee Charter may be obtained at the Company's website. The Company's website can be found at www.southside.com.

AUDIT COMMITTEE REPORT

The following is the report of the Audit Committee with respect to the Company's audited financial statements for fiscal year ended December 31, 2003.

The Committee has reviewed and discussed the Company's audited financial statements with management, the internal auditor and PricewaterhouseCoopers LLP, ("PWC") the Company's independent auditor, with and without management present. The Committee included in its results of the auditor's examinations, the Company's internal controls, and the quality of the Company's financial reporting. The Committee also reviewed Company procedures and internal control processes designed to ensure full, fair and adequate financial reporting and disclosures, including procedures for certifications by the Company's Chief Executive Officer and Chief Financial Officer that are required in periodic reports filed by the Company with the SEC. The Committee is satisfied that the internal control system is adequate and that the Company employs appropriate accounting and auditing procedures.

The Committee also has discussed with PWC matters relating to the auditor's judgments about the quality, as well as the acceptability, of the Company's accounting principles as applied in its financial reporting as required by Statement of Auditing Standards No. 61 (Communications with Audit Committees). In addition, the Committee has discussed with PWC their independence from management and the Company, as well as the matters in the written disclosures received from PWC and required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees). The Committee received a letter from PWC confirming its independence and discussed it with PWC. The Committee discussed and reviewed with PWC critical accounting policies and practices, internal controls, other material written communications to management, and the scope of PWC audits and all fees paid to PWC during the fiscal year. The Committee adopted guidelines requiring review and pre-approval by the Committee of audit and non-audit services performed by PWC for the Company. The Committee has reviewed and considered the compatibility of PWC performance of non-audit services with the maintenance of PWC independence as the Company's independent auditor.

Based on the Committee's review and discussions referred to above, the Committee recommended to the Company's Board of Directors that the Company's audited financial statements be included in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2003 for filing with the Securities and Exchange Commission.

INDEPENDENT AUDITOR FEES

The following table represents aggregate fees billed to the Company for fiscal year ended December 31, 2003 by PWC, the Company's principal accounting firm. Certain amounts from year end 2002 have been reclassified to conform to new presentation requirements.

                                          YEAR ENDED
                                     2003            2002
                                 -------------   -------------
Audit Fees                       $     137,328   $     120,533
Audit-related Fees (a)                  44,501              --
Tax Fees (b)                            16,595          14,820
All Other Fees                              --              --
                                 -------------   -------------

Total Fees (c)                   $     198,424   $     135,353
                                 =============   =============


(a) Audit-related fees were for accounting consultations in connection with the implementation of Section 302 and Section 404 of the Sarbanes-Oxley Act of 2002.

(b)      Primarily tax returns, advice and planning.

(c)      All fees have been approved by the Audit Committee.

The Audit Committee has considered whether performance of services other than audit services is compatible with maintaining the independence of PWC.

AUDITOR FEES PRE-APPROVAL POLICY

In 2003, the Audit Committee adopted a formal policy concerning approval of audit and non-audit services to be provided by the independent auditor to the Company. The Policy requires that all services PWC, the Company's independent auditor, may provide to the Company, including audit services and permitted audit-related and non-audit services, be pre-approved by the Committee. The Committee approved all audit and non-audit services provided by PWC during 2003.

          SUBMITTED BY THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS OF
                           SOUTHSIDE BANCSHARES, INC.

Michael D. Gollob, CPA, Chairman
Herbert C. Buie
Alton Cade
Joe Norton
Paul W. Powell

INCENTIVE STOCK OPTION COMMITTEE OF SOUTHSIDE BANCSHARES, INC.

The Incentive Stock Option Committee is responsible for administering the Southside Bancshares, Inc. 1993 Incentive Stock Option Plan. The Incentive Stock Option Committee consists solely of non-employee directors of the Company and includes Messrs. Bosworth, Buie and Norton. The Incentive Stock Option Committee did not formally meet in 2003.

NOMINATING COMMITTEE OF SOUTHSIDE BANCSHARES, INC.

The Nominating Committee is responsible for identifying, screening and nominating candidates for election to the Board. The committee is comprised of Messrs. Buie, Norton and Powell who are directors of the Company and directors of Southside Bank. The committee met two times in 2003.

The Nominating Committee identifies candidates to the Board of Directors by introduction from management, members of the Board of Directors, employees or other sources and shareholders that satisfy the Company's policy regarding stockholder recommended candidates. The Nominating Committee does not evaluate director candidates recommended by shareholders differently than director candidates recommended by other sources. Shareholders wishing to submit recommendations for the 2005 Annual Meeting should write to the Corporate Secretary, Southside Bancshares, Inc., 1201 South Beckham Avenue, Tyler, Texas 75701. Any such shareholder must meet and evidence the minimum eligibility requirements specified in Exchange Act Rule 14a-8 and must submit, within the same timeframe for submitting a shareholder proposal required by Rule 14a-8: (1) name, mailing address, telephone number, email address, resume, business history, listing of other past and present directorships and director committees, banking industry experience and other relevant information; (2) explain in the submission why the shareholder believes the candidate would be an appropriate director for the Company and the benefits and attributes that the candidate will to provide to the Company in serving as a director; (3) provide evidence of ownership of the Company's securities along with the recommendation: and (4) indicate whether the Company may identify the shareholder in any public disclosures that it makes regarding the consideration of the director candidate.

In considering Board of Directors candidates, the Nominating Committee takes into consideration all factors that it deems appropriate, including, but not limited to, the individual's character, education, experience, knowledge and skills. The Nominating Committee will also consider the extent of the individual's experience in business, education or public service, his or her ability to bring a desired range of skills, diverse perspectives and experience to the Board of Directors and whether the individual possesses high ethical standards, a strong sense of professionalism and is capable of serving the interests of Shareholders. Additionally, the Nominating Committee will consider the number of boards that the candidate already serves on when assessing whether the candidate has the appropriate time to devote to Board of Directors service. The Nominating Committee held one meeting during fiscal 2003.

The Board of Directors has adopted a formal written "Charter" which outlines the purpose of the Nominating Committee, delineates the membership requirements and addresses the key responsibilities of the Committee. A copy of the Committee Charter may be obtained at the Company's website. The Company's website can be found at www.southside.com.

COMPENSATION COMMITTEE OF SOUTHSIDE BANCSHARES, INC.

The Compensation Committee conducts an annual review of compensation of the executive officers and develops incentive compensation programs when appropriate. The committee also reviews and develops recommendations for director compensation, including committee service fees.

The Compensation Committee consists of Messrs. Buie, Norton (Chairman) and Powell. All committee members are non-employee independent directors of the Company and Southside Bank. The committee met two times in 2003.

DIRECTOR COMPENSATION

The Company compensated its non-employee directors $500 per month in 2003. The compensation per month was increased to $1,000 in 2004. In 2003 non-employee directors were paid a bonus of $5,000 each. Non-employee directors of Southside Bank are paid $400 to $500 for committee service, $500 for board meetings and an annual retainer of $1,000. Officers of the Company, who are also directors of Southside Bank, are paid only for monthly board meetings and an annual retainer of $1,000. These payments have equaled $7,500 for the last three fiscal years. Each director of the Company is also a director of Southside Bank.

EXECUTIVE COMPENSATION

The following information is furnished for the last three fiscal years ended December 31, with respect to the chief executive officer and highest paid named executive officers receiving at least $100,000 in compensation. The Company does not pay its executive officers a salary; therefore, this information relates to compensation paid by Southside Bank. The named executive officers have not received awards of restricted stock or securities underlying stock options or stock appreciation rights or payouts under long-term incentive plans during 2003, 2002 or 2001.


                           SUMMARY COMPENSATION TABLE

                                                               ANNUAL COMPENSATION
                                                   --------------------------------------------
                                                                                                   ALL OTHER
                                                      SALARY                    OTHER ANNUAL     COMPENSATIONS
         NAME AND PRINCIPAL POSITION     YEAR           (1)          BONUS      COMPENSATION       (2)(3)(4)*
         ---------------------------- ------------ -------------- ------------- --------------- ----------------
         B. G. HARTLEY -                 2003           $300,000     $ 132,500        --               $ 61,478
         Chairman of the Board of        2002            275,000        90,000        --                 61,478
         the Company; Chairman of        2001            250,000       103,750        --                 61,478
         the Board and Chief
         Executive Officer of
         Southside Bank

         SAM DAWSON - President and      2003           $198,250     $ 121,717        --               $  7,500
         Secretary of the Company;       2002            173,250        77,325        --                  7,500
         President, Chief Operating      2001            165,000        70,625        --                  7,500
         Officer and Director of
         Southside Bank

         JERYL STORY -                   2003           $181,000     $ 100,178        --               $  7,500
         Executive Vice President        2002            156,000        75,600        --                  7,500
         of the Company; Senior          2001            148,500        68,563        --                  7,500
         Executive Vice President
         and Director of Southside
         Bank

         LEE GIBSON, CPA -               2003           $175,200      $ 91,397        --                $ 7,500
         Executive Vice President        2002            150,200        75,020        --                  7,500
         of the Company; Executive       2001            143,000        67,875        --                  7,500
         Vice President and
         Director of Southside Bank

----------

* Each executive officer that is also a director of Southside Bank received director fees from the Bank in 2003, 2002 and 2001 of $7,500 each year.

(1) Includes amounts deferred at the officer's election pursuant to the Company's 401(k) Plan.

(2)  The Company did not grant any stock appreciation rights in fiscal 2003.

(3)  Includes amounts paid under the Company's Retirement Benefit Restoration
     Plan.

(4) Southside Bank has a deferred compensation agreement with certain executive officers that provides for payment of an amount over a specific period of years. If the officer leaves the Bank's employ or is terminated with good cause by the Board of Directors of Southside Bank, no benefits are payable under the plan, unless change of control provisions are triggered. If a change of control does occur, the definition of "good reason" changes to the same as retirement and benefits are effectuated immediately. The deferred compensation agreements are as follows: Mr. Hartley - $467,000 payable at inception, $1,210,000 payable over 15 years; Mr. Dawson - $500,000 payable over 10 years; and Mr. Story and Mr. Gibson each $400,000 payable over 10 years. The present value of the future benefits assuming a discount rate of 6.75% is as follows: B. G. Hartley $1,289,000; Sam Dawson $147,000; Jeryl Story $80,000, and Lee Gibson $53,000.

REPORT ON EXECUTIVE COMPENSATION

GENERAL

The purpose of this report is to provide insight into the practice and philosophy of the Board of Directors in establishing the compensation for the Executive Officers of the Company and to elaborate on the relationship between corporate performance and executive compensation.

The Compensation Committee reviewed a special compensation report prepared by Clark Consulting specifically for the Company. This report addressed all forms of compensation including total compensation compared to the market.

Clark Consulting developed the report from the proxy information of 16 banks located in Texas, Oklahoma, New Mexico, and Arkansas with assets of approximately $1.5 billion. In addition, the Committee reviewed the Stifel Nicolaus Regional Banking Review to compare Company performance ratios with approximately 60 other banks located throughout the mid-west and southwest. The Company's performance placed it in the top 25th percentile when compared to the peer group. The Committee determined the Company's executive officers should be compensated at the mean compensation level of the banks in the top 25th percentile group. Qualitative factors, such as leadership, teamwork, commitment and community involvement were also considered.

In the final analysis, compensation adjustments are based on a broad spectrum of factors rather than one or two specific performance goals. The Compensation Committee recognizes the importance of aligning the shareholders' interest and executive compensation.

CHIEF EXECUTIVE OFFICER COMPENSATION

The Compensation Committee, when reviewing the compensation of the Chief Executive Officer, evaluates the factors mentioned above including initiation and implementation of successful business strategies, maintenance of an effective management team as well as various personal qualities including leadership, commitment, and professional and community standing.

After reviewing the Company's financial results in the context of comparison to corporate peers, as well as his individual contributions, the Compensation Committee concluded that the Chief Executive Officer, B. G. Hartley, performed with skill and dedication during 2003. The year was marked by record-breaking performances on several levels and Mr. Hartley deserves a large measure of the credit for these accomplishments. Finally, the Compensation Committee believes that Mr. Hartley has set the stage for the continued success of the Bank by leading a seasoned executive staff that has displayed skill in guiding the Bank through an ever-changing financial services market in East Texas.


            SUBMITTED BY THE COMPENSATION COMMITTEE OF SOUTHSIDE BANK

             Herbert Buie         Joe Norton            Paul Powell
                                   Chairman


EXECUTIVE COMMITTEE OF SOUTHSIDE BANK

The Executive Committee is authorized to act on behalf of the Board of Directors of Southside Bank between scheduled meetings of the Board, subject to certain limitations. The committee is comprised of Messrs. Bosworth, Buie, Cade, Caldwell, Gollob, Norton, Powell and Sheehy, who are directors of Southside Bank and directors of the Company, but are not officers or employees of either Southside Bank or the Company. Also serving are Messrs. Hartley (Chairman), Edmonson and Dawson who are directors and officers of the Company and Southside Bank and Messrs. Story and Gibson who are officers of the Company and Southside Bank and directors of Southside Bank. The Executive Committee of Southside Bank meets weekly to discharge its responsibilities and met 51 times in 2003.

In addition, the members of the Executive Committee comprise the Loan/Discount Committee of Southside Bank. It is their responsibility to monitor credit quality and review extensions of credit. The Loan/Discount Committee of Southside Bank meets weekly and met 51 times in 2003.

TRUST COMMITTEE OF SOUTHSIDE BANK

The Trust Committee of Southside Bank is responsible for the oversight of the operations and activities of the Trust Department. Messrs. Bosworth, Edmonson, Gollob, Hartley and Dawson (Chairman), directors of the Company and Southside Bank, serve on this committee. Mr. Richard Babb is a director of Southside Bank and serves as a member of the Trust Committee. Jeryl Story and Lee Gibson, officers of the Company and Southside Bank and directors of Southside Bank, serve as members of the Trust Committee. Kathy Hayden, and Cayla Washburn, officers of Southside Bank, also serve on this committee. Messrs. Babb, Bosworth and Gollob are not officers or employees of the Company or Southside Bank. The Trust Committee meets monthly and met twelve times in 2003.

COMPLIANCE, ELECTRONIC DATA PROCESSING (EDP) AND COMMUNITY REINVESTMENT ACT
(CRA) COMMITTEE OF SOUTHSIDE BANK

The Compliance/EDP/CRA Committee of Southside Bank is responsible for ensuring compliance with all appropriate statutes and reviews electronic data processing and community reinvestment activities. The Compliance/EDP/CRA Committee is comprised solely of directors of Southside Bank who are not officers or employees. Those directors are Messrs. Cade, Gollob (Chairman), Norton and Powell. The Compliance/EDP/CRA Committee met twelve times in 2003.

INVESTMENT/ASSET-LIABILITY COMMITTEE OF SOUTHSIDE BANK

The Investment/Asset Liability Committee is responsible for reviewing Southside Bank's overall asset and funding mix, asset-liability management policies and investment policies. The members of the Committee are Messrs. Buie, Norton and Powell who are directors of the Company and Southside Bank, and Hoyt N. Berryman, Jr. who is a director of Southside Bank. None of the foregoing individuals are officers or employees of the Company or Southside Bank. Messrs. Hartley, Edmonson and Dawson, who are officers and directors of the Company and Southside Bank serve with Gibson (Chairman) and Story, officers of the Company and Southside Bank and directors of Southside Bank. Also serving on the committee are Peter Boyd, George Hall, Randal Hendrix, Brian McCabe, Mike Northcutt, Lonny Uzzell, Andy Wall and Cayla Washburn, each officers of Southside Bank. The Investment/Asset-Liability Committee met twelve times in 2003.

                           SOUTHSIDE BANCSHARES, INC.

                            TOTAL RETURN PERFORMANCE

                              (PERFORMANCE GRAPH)

                                                                    PERIOD ENDING
                                             -----------------------------------------------------------------
INDEX                                        12/31/98   12/31/99   12/31/00   12/31/01   12/31/02    12/31/03
--------------------------------------------------------------------------------------------------------------
Southside Bancshares, Inc.                     100.00     101.72     100.85     160.03     202.69      271.39
Dow Jones Total Major Market Index             100.00     121.29     108.97      94.71      72.62       93.28
Russell 2000                                   100.00     121.26     117.59     120.52      95.83      141.11
Southside Bancshares Peer Group*               100.00     101.27     151.90     143.96     164.26      216.31

----------
*    Southside Bancshares Peer Group contains the following Texas banks:
     Cullen/Frost Bancshares, Inc., First Financial Bankshares, Inc., Guaranty Bancshares, Inc., International Bancshares Corporation, MetroCorp Bancshares, Inc., Prosperity Bancshares, Inc., Southwest Bancorporation of Texas, Sterling Bancshares, Inc., Summit Bancshares, Inc., and Texas Regional Bancshares, Inc.

                        1993 INCENTIVE STOCK OPTION PLAN

The purpose of the following table is to report grants of stock options to the Executive Officers named in the Summary Compensation Table during 2003. No stock appreciation rights have been granted. There were no stock options granted to the Executive Officers named in the Summary Compensation Table. There were no stock options granted in 2002 and 2001.

  THE FOLLOWING TABLE DISCLOSES FOR EACH OF THE EXECUTIVE OFFICERS NAMED IN THE SUMMARY COMPENSATION TABLE THE VALUES OF THEIR OPTIONS AT DECEMBER 31, 2003.


                  AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END OPTION VALUES
----------------------------------------------------------------------------------------------------------------------
                                                           NUMBER OF SECURITIES            VALUE OF UNEXERCISED
                                                          UNDERLYING UNEXERCISED          IN-THE-MONEY OPTIONS AT
                                                         OPTIONS AT DEC. 31, 2003            DEC. 31, 2003(1)
                                                       ------------------------------ --------------------------------
                           SHARES
                        ACQUIRED ON        VALUE
        NAME              EXERCISE      REALIZED (2)    EXERCISABLE    UNEXERCISABLE    EXERCISABLE     UNEXERCISABLE
 --------------------  -------------  ---------------  -------------  ---------------  -------------   ---------------
 B. G. HARTLEY             24,107        $ 339,355        108,689         20,847        $ 1,390,780       $ 250,636
 SAM DAWSON                 8,689        $ 121,477        108,397         15,985          1,404,741         191,709
 JERYL STORY                8,400        $ 106,240         98,592         15,985          1,264,792         191,709
 LEE GIBSON                 6,488        $  72,195         51,310         15,985            612,140         191,709

(1) The dollar value is calculated by determining the difference between the fair market value of a share of common stock as of December 31, 2003 which was $18.50 per share, and the exercise price of the option.

(2) The "value realized" represents the difference between the exercise price of the option shares and the market price of the option shares on the date the option was exercised, without tax considerations.


                         DEFINED BENEFIT RETIREMENT PLAN


The Company has a retirement plan for eligible employees of the Company and Southside Bank that is designed to comply with the requirements of the Employee Retirement Income Security Act of 1974, the entire cost of which is funded by Company contributions. Compensation covered by the plan includes all cash and cash equivalent forms, including bonuses, reported for federal income tax purposes [including compensation deferred under IRC 401(K)].

The following table shows the anticipated annual benefit, based on assumptions and may vary from the actual amounts shown, computed on a ten-year certain and life basis, payable upon the normal retirement as of December 31, 2003, of a vested Executive Officer of the Company at age 65 after 15, 20, 25, 30, 35 or 40 years of credited service at specified annual compensation levels.


                                                       YEARS OF CREDITED SERVICE AT RETIREMENT
 FINAL 60 MONTHS AVERAGE ANNUAL   ----------------------------------------------------------------------------------
          COMPENSATION                  15           20            25             30            35            40
--------------------------------- ------------ ------------ -------------- ------------- ------------- -------------
            $175,000                 $ 64,084     $ 85,446       $ 98,057      $110,669      $123,280      $132,030
             200,000                   73,834       98,446        113,057       127,669       142,280       152,280
             225,000                   83,584      111,446        128,057       144,669       161,280       172,530
             250,000                   93,334      124,446        143,057       161,669       180,280       192,780
             300,000                  112,834      150,446        173,057       195,669       218,280       233,280
             450,000                  171,334      228,446        263,057       297,669       332,280       354,780
             500,000                  190,834      254,446        293,057       331,669       370,280       395,280
             550,000                  210,334      280,446        323,057       365,669       408,280       435,780

NOTE: Benefits under the employer's qualified plan, Retirement Plan for Subsidiaries of Southside Bancshares, Inc., are subject to the maximum annual benefit limitation during 2004 under Section 415 of the Internal Revenue Code
(IRC) of $165,000. In addition, compensation that can be considered by the plan is limited during 2004 to $205,000, as provided by Section 401(a)(17) of the IRC. These IRC limitations are subject to annual cost-of-living adjustments.

The employer has adopted a non-qualified plan which pays to the employee any amounts restricted by the IRC. Hence, the benefits shown represent the total amount the employee would receive from both plans and are not subject to any deduction for Social Security benefits or other offset amounts. Mr. Hartley received benefits of $152,035 from the Defined Benefit Plan and $53,978 from the Restoration Plan in 2003.

The years of credited service under the plan as of December 31, 2003 for each person named in the current compensation table are as follows: Hartley - 43 years (39 years at age 70); Dawson - 29 years (38 years at age 65); Story - 24 years (37 years at age 65) and Gibson - 19 years (37 years at age 65).


                      EQUITY COMPENSATION PLAN INFORMATION

                                            (a)                           (b)                          (c)
                                ----------------------------- ---------------------------- -----------------------------
                                                                                              NUMBER OF SECURITIES
                                                                                            REMAINING AVAILABLE FOR
                                 NUMBER OF SECURITIES TO BE    WEIGHTED-AVERAGE EXERCISE      FUTURE ISSUANCE UNDER
                                  ISSUED UPON EXERCISE OF        PRICE OF OUTSTANDING       EQUITY COMPENSATION PLANS
                                    OUTSTANDING OPTIONS,         OPTIONS, WARRANTS AND      (EXCLUDING SECURITIES
       PLAN CATEGORY                WARRANTS AND RIGHTS                 RIGHTS              REFLECTED IN COLUMN (a)
------------------------------- ----------------------------- ---------------------------- -----------------------------
  EQUITY COMPENSATION PLANS
 APPROVED BY SECURITY HOLDERS             985,109                       $ 6.42                         NONE

              TRANSACTIONS WITH DIRECTORS, OFFICERS AND ASSOCIATES

Certain of the executive officers and directors of the Company (and their associates) have been customers of Southside Bank and have been granted loans in the ordinary course of business. All loans or other extensions of credit made by Southside Bank to executive officers and directors of the Company and Southside Bank were made in the ordinary course of business on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons and did not involve more than the normal risk of collection or present unfavorable features. The Company expects similar transactions to occur with its executive officers and directors as well as directors and officers of Southside Bank. In addition, the spouse and daughter of B. G. Hartley are employed by Southside Bank and received compensation of $75,374 and $105,834, respectively in 2003. The law firm of Wilson, Sheehy, Knowles, Robertson and Cornelius, of which Director William Sheehy is a partner, has provided legal services to the Company and Southside Bank for many years and continues to do so during the current fiscal year. The Company and Southside Bank paid the law firm $232,395 for services rendered in calendar year 2003 some of which was reimbursed by Bank customers. The Company and Southside Bank also paid Bosworth and Associates, of which Director Fred Bosworth was Chairman of the Board until his retirement in 1997 and is presently Honorary Chairman, $124,637 for insurance services rendered in calendar year 2003.

             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires the Company's officers and directors, and any persons who own more than 10% of the Company's common stock, to file reports of initial ownership of the Company's common stock and subsequent changes in that ownership with the SEC and furnish the Company with copies of all forms they file pursuant to Section 16(a). Based solely upon a review of the copies of the forms furnished to the Company, or written representations from certain reporting persons that no Form 5's were required, the Company believes that during fiscal 2003 all Section 16(a) filing requirements were complied with, except as set forth below:

On December 3, 2003, Lee Gibson exercised options to acquire 1,300 shares, which were subsequently gifted on December 15, 2003. The gift of the shares was timely reported on Form 4. Through administrative error, Mr. Gibson's Form 4 reporting the exercise of options was filed late.

On November 19, 2003, Herbert Buie purchased 2,000 shares in the open market. Through administrative error, Mr. Buie's Form 4 reporting the purchase was filed late.

At its December 18, 2003 board of directors meeting, the board appointed Alton Cade as a director of the Company. Due to administrative error, Mr. Cade's Form 3 was filed late.

The Company knows of no person or entity that is the beneficial owner of more than 10% of the outstanding common stock of the Company.

The Company has adopted a code of Ethics this is available on the Company's website, www.southside.com.

           COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

The Compensation Committee of Southside Bank determines the compensation recommendations for the Executive Officers of Southside Bank. The Board of Directors of Southside Bank considers the recommendations of the Compensation Committee and approves the compensation of the Executive Officers.

The Board of Directors of Southside Bank is comprised of all of the directors of the Company including Messrs. Hartley, Edmonson and Dawson (who are each Executive Officers of Southside Bank and the Company) and Jeryl Story and Lee Gibson (who are each Executive Officers of Southside Bank and the Company and directors of Southside Bank).

For information concerning transactions by the Company and Southside Bank with certain members of the Board of Directors of Southside Bank, please see "Transactions with Directors, Officers and Associates."

                          ANNUAL REPORT TO SHAREHOLDERS

The Company's Annual Report on Form 10-K, as integrated into the Annual Report to Shareholders for the fiscal year ended December 31, 2003, accompanies this Proxy Statement. The Annual Report does not constitute outside solicitation materials. Additional copies of Form 10-K are available at no expense; exhibits to Form 10-K are available for a copying expense to any shareholder by sending a written request to the Secretary of the Company, Post Office Box 8444, Tyler, Texas 75711. The Company's public filings with the Securities and Exchange Commission may also be obtained free at the Company's website, www.southside.com.

                             SHAREHOLDER'S PROPOSALS

Any shareholder of common stock wishing to have a proposal considered for inclusion in the Board of Directors' proxy solicitation materials for the 2005 Annual Meeting must, in addition to other applicable requirements, set forth their proposal in writing and file it with the Secretary of the Company on or before November 17, 2004. The Board of Directors will review any proposals received by that date and will determine whether applicable requirements have been met for including the proposal in the 2005 proxy solicitation materials. Any shareholder wishing to have a proposal considered for the 2005 Annual Meeting, but who does not submit the proposal for inclusion in the Board of Directors' proxy, must submit the proposal as set forth above on or before February 2, 2005. If the proposal is not received by that date, the persons named as proxies in the proxy solicitation materials will use their discretion in voting the proxies when those matters are raised at the meeting.

                                     GENERAL

The Board of Directors knows of no other business, other than that set forth above, to be transacted at the meeting, but if other matters requiring a vote of the shareholders arise, the persons designated as Proxies will vote the shares of common stock represented by the proxies in accordance with their judgment on such matters. If a shareholder specifies a different choice on the proxy, those shares of common stock will be voted in accordance with the specification so made.

                                              /s/ B.G. Hartley
                                    --------------------------------------------
                                                  B. G. HARTLEY
                                              CHAIRMAN OF THE BOARD



Tyler, Texas
March 18, 2004

(SOUTHSIDE BANCSHARES, INC. LOGO)
                                                                               +
                                    000000  0000000000  0  0000

                                    000000000.000 ext
                                    000000000.000 ext
MR A SAMPLE                         000000000.000 ext
DESIGNATION (IF ANY)                000000000.000 ext
ADD 1                               000000000.000 ext
ADD 2                               000000000.000 ext
ADD 3                               000000000.000 ext
ADD 4
ADD 5                               HOLDER ACCOUNT NUMBER
ADD 6
                                    C 1234567890     J N T
(BARCODE)
                                    (BARCODE)


                                    [ ] Mark this box with an X if you have made
                                        changes to your name or address details
                                        above.

--------------------------------------------------------------------------------
ANNUAL MEETING PROXY CARD
--------------------------------------------------------------------------------

A  ELECTION OF DIRECTORS

1. The Board of Directors recommends a vote FOR the listed nominees.

                                       FOR   WITHHOLD

01 - Fred E. Bosworth                  [ ]     [ ]

02 - Alton Cade                        [ ]     [ ]

03 - B. G. Hartley                     [ ]     [ ]

04 - Paul W. Powell                    [ ]     [ ]

B  ISSUE

                                              FOR    AGAINST  ABSTAIN

2. Approval of such other business as         [ ]      [ ]      [ ]
   may come before the meeting or any
   adjournments thereof.

C AUTHORIZED SIGNATURES - SIGN HERE - THIS SECTION MUST BE COMPLETED FOR YOUR INSTRUCTIONS TO BE EXECUTED.

THIS PROXY WILL BE VOTED AS SPECIFIED ABOVE: IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR EACH OF THE MATTERS SPECIFICALLY REFERRED TO ABOVE.

The undersigned hereby revokes any proxy or proxies heretofore given to vote upon or act with respect to such stock and hereby ratifies and confirms all that said proxies, their substitutes, or any of them, may lawfully do by virtue hereof. Note: Please sign EXACTLY as your name(s) appear(s) on this proxy. All joint holders must sign. When signing as attorney, trustee, executor, administrator, guardian or corporate officer, please provide your FULL title.

Signature 1 - Please keep signature within the box    Signature 2 - Please keep signature within the box    Date (mm/dd/yyyy)

[                                                 ]   [                                                 ]   [                      ]
 -------------------------------------------------     -------------------------------------------------     ----------------------


                1UPX         HHH         PPPP               003092             +

PROXY - SOUTHSIDE BANCSHARES, INC.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE CORPORATION.

HELD AT WILLOW BROOK COUNTRY CLUB, 3205 WEST ERWIN STREET, TYLER, TEXAS. PROXY SOLICITED BY BOARD OF DIRECTORS FOR ANNUAL MEETING - APRIL 15, 2004.

Herbert C. Buie, Rollins Caldwell and Joe N. Norton, or any of them, each with the power of substitution, are hereby authorized to represent and vote the shares of the undersigned, with all the powers which the undersigned would possess if personally present, at the Annual Meeting of Shareholders of Southside Bancshares, Inc. to be held on April 15, 2004, or at any postponement or adjournment thereof.

The shareholder will vote shares represented by this proxy. If no such directions are indicated, the Proxies will have authority to vote FOR Fred E. Bosworth, FOR B. G. Hartley, FOR Paul W. Powell and FOR Alton Cade; FOR Item 2 - Transaction of other business that may properly come before the meeting or any adjournments.

In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

If more than one of the proxies above shall be present in person or by substitute at the meeting or any adjournment hereof, the majority of said proxies so present and voting, either in person or by substitute, shall exercise all of the powers hereby given.

(Continued and to be voted on reverse side.)